UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 3, 2025

THE AZEK COMPANY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39322	90-1017663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street, Suite 350 Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (877) 275-2935

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2025, pursuant to the Agreement and Plan of Merger by and among The AZEK Company Inc. (the “Company”), James Hardie Industries plc, an Irish public limited company (“JHX”), and Juno Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of JHX, dated as of March 23, 2025, as amended, the Compensation Committee of the Board of Directors of the Company approved certain amendments (the “Amendments”) to The AZEK Company Inc. Executive Severance Plan (the “Plan”).  The Amendments provide for the following additional benefits in the event of a participant’s qualifying termination on or within 24 months following a change in control of the Company (“CIC Qualifying Termination”):

•
If the participant’s employment terminates on or before September 30, 2025, payment of the participant’s annual cash incentive for fiscal year 2025, without pro-ration, based upon actual performance, payable no later than December 1, 2025;

•
If the participant’s employment terminates after September 30, 2025, payment of the participant’s pro-rata annual cash incentive for the fiscal year in which the termination occurs (at target), payable within 60 days following the effectiveness and irrevocability of a general release of claims in favor of the Company;

•
Vesting of the participant’s outstanding equity awards granted under The AZEK Company Inc. 2020 Omnibus Incentive Compensation Plan (“Stock Plan”), or any equity awards granted to Participant in substitution of such awards, with respect to (i) in the case of awards granted prior to March 23, 2025, the entirety of the award and (ii) in the case of awards granted under the Stock Plan following March 23, 2025, the portion of the award scheduled to vest within 12 months following the participant’s termination of employment; and

•
Continued exercisability of the participant’s stock options granted under the Stock Plan, or any equity awards granted to Participant in substitution of such stock options, through the one-year anniversary of the participant’s CIC Qualifying Termination.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

Exhibit 10.1	First Amendment to The AZEK Company Inc. Executive Severance Plan

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AZEK COMPANY INC.

Date: June 6, 2025	By:	/s/ Morgan Walbridge
	Name:	Morgan Walbridge
	Title:	Senior Vice President, Chief Legal Officer & Secretary